UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2018

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 8.01    Other Events

On June 14, 2018, MP Thrift Investments L.P. (“MP Thrift”) completed a secondary offering (the “Offering”) of 8,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of Flagstar Bancorp, Inc. (the “Company”), at a public offering price of $34.50 per share, less underwriting discounts and commissions, as described in the prospectus supplement, dated June 11, 2018, filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 13, 2018.
In connection with the Offering, the Company entered into an Underwriting Agreement, dated June 11, 2018 (the “Underwriting Agreement”), by and among the Company, MP Thrift, Sandler O’Neill & Partners L.P. and Keefe, Bruyette & Woods, Inc., as underwriters in the Offering. Pursuant to the Underwriting Agreement, MP Thrift granted the underwriters a 30-day option to purchase up to an additional 1,200,000 shares of Common Stock at the per share public offering price less underwriting discounts and commissions (the “underwriters’ option”). At the completion of the Offering (without the exercise of the underwriters’ option), MP Thrift held approximately 47.9% of the issued and outstanding shares of Common Stock, as compared to approximately 61.8% immediately prior to the completion of the Offering, and as a result, the Company no longer qualifies as a “controlled company” under Section 303A of the New York Stock Exchange Listed Company Manual.
The shares of Common Stock sold by MP Thrift in the Offering were registered pursuant to the Company’s registration statement on Form S-3 (File No. 333-225397), which was filed with the Commission on June 1, 2018 (the “Registration Statement”).  The Company did not receive any of the proceeds from the sale of the shares of Common Stock by MP Thrift in the Offering.
The Underwriting Agreement is filed as Exhibit 1.1 hereto. Exhibits 1.1. and 5.1 contained in Item 9.01 hereof are incorporated by reference into the Registration Statement.

Item 9.01    Financial Statements and Exhibits

Exhibits

1.1
Underwriting Agreement, dated June 11, 2018 (the “Underwriting Agreement”), by and among Flagstar Bancorp, Inc., MP Thrift Investments L.P., Sandler O’Neill & Partners L.P. and Keefe, Bruyette & Woods, Inc., as underwriters in the Offering

5.1	Opinion of Warner Norcross + Judd LLP
23.1	Consent of Warner Norcross + Judd LLP (included in Exhibit 5.1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: June 14, 2018	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1
Underwriting Agreement, dated June 11, 2018 (the “Underwriting Agreement”), by and among Flagstar Bancorp, Inc., MP Thrift Investments L.P., Sandler O’Neill & Partners L.P. and Keefe, Bruyette & Woods, Inc., as underwriters in the Offering

5.1	Opinion of Warner Norcross + Judd LLP
23.1	Consent of Warner Norcross + Judd LLP (included in Exhibit 5.1)